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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 1, 2005

                                 --------------

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

                   formerly known as Bluestone Ventures, Inc.

             Nevada                              333-87224                          98-0372780
 (State or other jurisdiction of           (Commission File No.)         (IRS Employee Identification No.)
 incorporation or organization)

               1077 Business Center Circle, Newbury Park, CA 91320
                    (Address of Principal Executive Offices)

                                  805-480-1994
                            (Issuer Telephone number)

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This Form 8-K/A, Amendment No. 1, dated April 19, 2005 relates to the transaction on February 1, 2004 pursuant to which Electronic Sensor Technology, Inc. (formerly known as Bluestone Ventures, Inc.) (the "Company") indirectly acquired all of the partnership interests of Electronic Sensor Technology, LP, a California limited partnership ("ELP"). As permitted, the original Form 8-K omitted certain financial statements of ELP required by Form 8-K. This amendment is filed to provide the financial statements of ELP and the Pro Forma Financial Statements and to correct certain information in the Form 8-K. This Form 8-K, Amendment No. 1, should be read in conjunction with the Form 10-KSB filed by the Company for the year ended December 31, 2004 in which a more complete description of the Company and the transactions described herein appears. It should noted that such Form 10-KSB disclosed the financial statements of Bluestone Ventures, Inc. for the 2004 fiscal year whereas this Form 8-K/A provides the financial statements of Electronic Sensor Technology, L.P. for its 2004 fiscal year.


Forward Looking Statements

      This Amendment No. 1 to Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes filed by Registrant as described in Item 9 below.

Item 1.01. Entry into a Material Definitive Agreement

      The Registrant executed an Agreement and Plan of Merger ("Merger Agreement") by and among the Registrant, Amerasia Technology, Inc., a California corporation ("Amerasia") and holder of approximately 55% of the partnership interests of L & G Sensor Technology, Inc., a California corporation and holder of approximately 45% of the partnership interests of ELP ("L&G"), Amerasia Acquisition Corp., a Nevada corporation ("AAC") and a wholly-owned subsidiary of the Registrant, and L&G Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of the Registrant ("LAC") on January 31, 2005. Under the Merger Agreement (i) AAC would merge with and into Amerasia such that Amerasia became a wholly-owned subsidiary of the Registrant, (ii) LAC would merge with and into L&G such that L&G became a wholly-owned subsidiary of the Registrant,
(iii) as a result of the mergers of (i) and (ii), the Registrant indirectly acquired all of the partnership interests of ELP and (iv) the Registrant would issue 20,000,000 shares of its common stock to the shareholders of Amerasia and L&G.

      The Registrant also entered into various Subscription Agreements with certain investors on January 31, 2005. Under these Subscription Agreements, the Registrant intended to issue 3,985,000 shares of its common stock ("Shares") and warrants to purchase 3,985,000 Shares at $1.00 per share to certain investors for gross proceeds of $3,985,000. The Registrant received the gross proceeds of the sale of these shares on February 1, 2005. The Registrant received net proceeds of approximately $3,821,000 less fees, including counsel fees for the investors and ELP, of approximately $164,000.

Item 2.01. Completion of Acquisition or Disposition of Assets

      Pursuant to the terms of the Merger Agreement by and among the Registrant, Amerasia, L&G, AAC, and LAC dated as of January 31, 2005, (i) AAC merged with and into Amerasia such that Amerasia became a wholly-owned subsidiary of the Registrant, (ii) L&G merged with and into LAC such that L&G became a wholly-owned subsidiary of the Registrant, and (iii) as a result of the mergers of (i) and (ii), the Registrant indirectly acquired all of the partnership interests of ELP.

      By virtue of the Mergers, all shares of common stock of Amerasia were converted into the right to receive shares of common stock of the Registrant at an exchange ratio of 4.6223537 shares of Registrant common stock for each share of Amerasia common stock and all shares of common stock of L&G were converted into the right to receive shares of common stock of the Registrant at an exchange ratio of 90 shares of Registrant common stock for each share of L&G common stock. In addition, all 200,000 Class C limited partnership units of ELP were automatically converted into 200,000 shares of Registrant common stock and warrants to purchase 200,000 shares of Registrant common stock at $1.00 per share.

      The purchase price for the Mergers was 20,000,000 shares of Registrant common stock. The closing of the Mergers occurred on February 1, 2005 (the "Closing Date").

      Prior to the transaction, the Registrant has been an exploration stage company since its formation on July 12, 2000 and has not yet realized any revenues from its planned operations. It was primarily engaged in the acquisition and exploration of mining properties. Since the Closing, the Registrant's primary operations now consist of the operations of ELP.

      ELP was organized in California on May 15, 1995. ELP, is a California headquartered developer, manufacturer and seller of vapor detection and analysis technology.

Item 3.02 Unregistered Sales of Equity Securities

      As of February 1, 2005, in connection with the Mergers, the Registrant issued 20,000,000 shares of its common stock to shareholders of Amerasia and L&G.

      As of February 1, 2005, the Registrant issued 3,985,000 shares of its common stock and warrants to purchase 3,985,000 shares of its common stock at an exercise price of $1.00 per share for three years to certain investors ("Investor Warrants"). The Registrant received gross proceeds of $3,985,000. In addition, certain bridge investors exchanged their Class C Partnership Interests in ELP for 200,000 shares of Registrant common stock and 200,000 Investor Warrants.

      The Registrant also issued 2,783,741 shares of its common stock and warrants to purchase 1,391,871 shares of its common stock at an exercise price of $1.00 per share for three years, so long as the trading price of the stock was at least $1.50 per share ("Debtholder Warrants") in exchange for cancellation of certain debt by ELP debt holders.

      The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 5.01. Changes in Control of Registrant.

      On January 10, 2005, Mr. Randy White, Mr. Wong and Mr. Luo cancelled all of their 500,000, 2,500,000 and 500,000 shares respectively of Registrant common stock. Following this cancellation, Mr. White, Mr. Wong and Mr. Luo held 0% of the outstanding stock. The Registrant then issued a stock dividend of
14.50832821 for every share of Registrant common stock outstanding. The record date for this stock dividend was January 11, 2005.

      On February 1, 2005, the Registrant issued 3,985,000 shares of common stock and warrants to purchase 3,985,000 shares of common stock at $1.00 per share to certain investors.

      Pursuant to the terms of an Agreement and Plan of Merger ("Merger Agreement") by and among the Registrant, Amerasia Technology, Inc., a California corporation ("Amerasia") and holder of 55% of the partnership interests of Electronic Sensor Technology, L.P., a California limited partnership ("ELP"), L & G Sensor Technology, Inc., a California corporation and holder of 45% of the partnership interests of ELP ("L&G"), Amerasia Acquisition Corp., a Nevada corporation ("AAC") and a wholly-owned subsidiary of the Registrant, and L&G Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of the Registrant ("LAC") dated as of January 31, 2005, (i) AAC merged with and into Amerasia such that Amerasia became a wholly-owned subsidiary of the Registrant,
(ii) L&G merged with and into LAC such that L&G became a wholly-owned subsidiary of the Registrant, and (iii) as a result of the mergers of (i) and (ii), the Registrant indirectly acquired all of the partnership interests of ELP.

      By virtue of the Mergers, all shares of common stock of Amerasia were converted into the right to receive shares of common stock of the Registrant at an exchange ratio of 4.6223537 shares of Registrant common stock for each share of Amerasia common stock and all shares of common stock of L&G were converted into the right to receive shares of common stock of the Registrant at an exchange ratio of 90 shares of Registrant common stock for each share of L&G common stock.

      The Registrant also issued 2,783,741 shares of its common stock and warrants to purchase 1,391,871 shares of its common stock at an exercise price of $1.00 per share for three years, so long as the trading price of the stock was at least $1.50 per share ("Debtholder Warrants") in exchange for cancellation of certain debt by ELP debt holders.

      The closing date for the Agreement was February 1, 2005.

      As part of the transactions described above, the following changes to the Company's directors and officers have occurred or will occur:

      o Edward Wong resigned as the Company's President and member of the Board of Directors effective as of February 1, 2005.

      o Randy White resigned as the Registrant's member of the Board, Secretary and Treasurer effective as of February 1, 2005.

      o Louis Luo resigned from the Board of Directors effective as of February 1, 2005.

      o Francis Chang, Teong Lim and Ed Staples were appointed as directors of the Company effective as of February 1, 2005

      o Ed Staples was appointed as President effective as of February 1, 2005.

      o Francis Chang was appointed as Secretary and Vice President, Finance and Administration, effective as of February 1, 2005.

      o Teong Lim was appointed as Vice President, Corporate Development effective as of February 1, 2005.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

      The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following the Mergers by (i) each person known by Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) Registrant's officers and directors; and (iii) Registrant's officers and directors as a group.

-------------------------------------------------------------------------------------------------------------------
     Title of Class         Name and Address                              Amount and Nature of        Percent of
                          of Beneficial Owner                               Beneficial Owner            Class
-------------------------------------------------------------------------------------------------------------------
Common Stock              Edward Wong                                           0 shares
                                                                       former President, CEO and          0%
                                                                                director
-------------------------------------------------------------------------------------------------------------------
Common Stock              Randy White                                 0 shares, former Secretary,         0%
                                                                         Treasurer and director
-------------------------------------------------------------------------------------------------------------------
Common Stock              Louis Luo                                    0 shares, former director          0%
-------------------------------------------------------------------------------------------------------------------
Common Stock              Ed Staples (1)                              4,212,544 shares, director,       7.74%
                                                                               President
-------------------------------------------------------------------------------------------------------------------
Common Stock              Teong Lim (2)                               5,247,908 shares, Director,        9.63%
                                                                           Secretary and Vice
                                                                         President, Finance and
                                                                             Adminstration
-------------------------------------------------------------------------------------------------------------------
Common Stock              Francis Chang (3)                           3,933,160 shares, Director,       7.24%
                                                                      and Vice President, Finance
                                                                           and Administration
-------------------------------------------------------------------------------------------------------------------
Common Stock              Land & General Berhad (4)                       9,948,801 shares, 5%          18.33%
                                                                              stockholder
-------------------------------------------------------------------------------------------------------------------
Common Stock              All officers and directors as a group (5)        13,518,612 shares            24.58%
-------------------------------------------------------------------------------------------------------------------

(1) Includes 100,000 shares of common stock subject to options and a warrant to purchase 343,708 shares of common stock exerciseable within 60 days of February 1, 2005.

(2) Includes 80,000 shares of common stock subject to options and a warrant to purchase 438,796 shares of common stock exerciseable within 60 days of February 1, 2005 and 4,729,112 shares of common stock held by TC Lim, LLC.

(3) Includes 80,000 shares of common stock subject to options and a warrant to purchase 257,247 shares of common stock exerciseable within 60 days of February 1, 2005 and 3,595,913 shares of common stock held by 3 Springs, LLC.

(4) Includes 9,981,000 shares of common stock held by its wholly-owned subsidiary, L & G Resources (1994), Inc.

(5) Includes 240,000 shares of common stock subject to options and a warrant to purchase 1,039,751 shares of common stock exerciseable within 60 days of February 1, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 1, 2005, Edward Wong, Randy White and Louis Luo resigned as directors of the Registrant pursuant to the terms of the Merger Agreement. Mr. Wong resigned as President of the Registrant and Mr. White resigned as Secretary of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Wong's, White's and Luo's resignations were previously filed as Exhibit 17.1, 17.2 and 17.3.

On January 31, 2005, Ed Staples, Francis Chang and Teong Lim were appointed as directors of the Registrant. On February 1, 2005, the Board appointed Mr. Staples as President, Mr. Chang as Secretary and Vice President of Finance and Administration, and Mr. Lim as Vice President of Corporate Development. None of these officers entered into an employment agreement with the Registrant at this time.

Mr. Staples has been the co-founder and managing director of ELP since March 1995. Teong Lim has been the director of corporate development for ELP since March 1995 and the President of Amerasia since 1984. Francis Chang has been the principal financial officer of ELP since March 1995. None of these individuals serve as a director of any other publicly-reporting company.

There is no family relationship between any of our former officers or directors and our proposed officers and director. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Item 8.01. Other Events.

On January 26, 2005 the Board of Directors filed an Articles of Amendment to the Articles of Incorporation changing the name of the corporation from "Bluestone Ventures, Inc." to "Electronic Sensor Technology, Inc."

The Registrant also filed for a new ticker symbol with the National Association of Securities Dealers (NASD). The NASD has informed the Registrant that on February 1, 2005, the Registrant's new ticker symbol was changed to "ESNR."

Item 9. Financial Statement and Exhibits.

Item 9.01 Financials Statements

      (a)   Financial Statements of Business Acquired

            Electronic Sensor Technology, LP

            Report of Independent Registered Public Accounting Firm................F-2

            Balance Sheet as of December 31, 2004..................................F-3

            Statements of Operations for the Years Ended
            December 31, 2004 and 2003.............................................F-4

            Statement of Changes in Partners' Deficit for the Years Ended
            December 31, 2004 and 2003.............................................F-5

            Statements of Cash Flows for the Years Ended
            December 31, 2004 and 2003.............................................F-6

            Notes to Financial Statements..........................................F-7

      (b)   Unaudited Pro Forma Financial Information

            Pro forma combined balance sheet of Bluestone Ventures, Inc. and
            Electronic Sensor Technology, LP (California) as of December 31,
            2004 (Unaudited).......................................................P-2

            Pro forma combined statements of operations of Bluestone Ventures,
            Inc. and Electronic Sensor Technology, LP (California) for the year ended December 31, 2004 (Unaudited)....................................P-3

            Pro forma combined statements of operations of Bluestone Ventures,
            Inc. and Electronic Sensor Technology, LP (California) for the year ended December 31, 2003 (Unaudited)....................................P-4

            Notes to the pro forma combined financial statements (Unaudited).......P-5

      (c)   Exhibits

Exhibit
 Number     Description
-------     -----------

  10.1 Agreement and Plan of Merger dated as of January 31, 2005 by and among the Registrant, Amerasia Technology, Inc., L & G Sensor Technology, Inc., Amerasia Acquisition Corp., and L&G Acquisition Corp. (1)

  10.2 Form of Subscription Agreement by the Registrant and the purchaser on the signature page thereto. (1)

  10.3        Financial Statements of Electronic Sensor Technology, L.P.(2)

  10.4        Pro Forma Financial Information (2)

  17.1        Resignation of Director - Ed Wong (1)

  17.2        Resignation of Director - Randy White (1)

  17.3        Resignation of Director - Louis Luo (1)

---------------

(1)   Previously filed.

(2)   Filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Electronic Sensor Technology, Inc.


                                        By: /s/ Francis Chang
                                            ------------------------------------
                                            Francis Chang
                                            Vice President, Finance and
                                            Administration

Dated: April 19, 2005